[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

Sabre's Travelocity and Preview Travel Combine to Create the Clear Leader in Online Travel

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                                    [PHOTO]

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[SABRE LOGO]

Forward Looking Statement

-------------------------------------------------------------------------------

- Statements made during this presentation which are not purely historical facts, including statements with respect to the financial outlook for 1999 and estimates for the year 2000, are forward-looking and subject to risks and uncertainties. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for these statements. The following is a summary of certain risks which could cause actual events or future results to differ materially from those expressed in the forward-looking statements:

  - dependence on the successful integration of Travelocity.com and Preview operations;

  - changes in Travelocity.com's relationship with Sabre and its affiliates;

  - competition and technological innovation by our competitors;

  - changes in our relationships with travel suppliers and strategic partners;

  - seasonality of the travel industry and booking revenues;

  - sensitivity to general economic conditions and events that affect airline travel;

  - business combinations and strategic alliances by other industry participants;

  - risks associated with international operations; and

  - legal and regulatory issues.

- Please refer to the reports on Forms 10-Q and 10-K that have been filed by Sabre and Preview with the Securities and Exchange Commission for a more detailed discussion of these and other factors that could impact future results.

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

                               Combination
[TRAVELOCITY.COM LOGO]         Creates the         [PREVIEW TRAVEL LOGO]
                             Clear Leader in
                              Online Travel

TOPICS

-------------------------------------------------------------------------------

          Transaction Summary and Benefits

-------------------------------------------------------------------------------

          - Don Carty - Chairman and CEO of Sabre

-------------------------------------------------------------------------------

          Industry and Business Overview

-------------------------------------------------------------------------------

          - Terry Jones - CEO of Travelocity.com

          - Jim Hornthal - Chairman of Preview Travel

-------------------------------------------------------------------------------

          Financial Overview

-------------------------------------------------------------------------------

          - Jeff Jackson - Chief Financial Officer of Sabre

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

OBJECTIVE

-------------------------------------------------------------------------------




                                                [TRAVELOCITY.COM LOGO]

                                                    By Creating
          Increase Value for                         the CLEAR
          Sabre and Preview                       CATEGORY LEADER
          Travel Stockholders                     in Online Travel

                                                 [PREVIEW TRAVEL LOGO]

BENEFITS OF TRANSACTION

-------------------------------------------------------------------------------

          - Unquestioned market leadership

          - Significant portal presence and consumer reach

          - Unmatched size and scale

            - Top 10 travel agent

            - Synergies = improved margins

          - Unparalleled integrated content, technology, innovation and customer service experience

          - Increased resources for brand marketing and employee retention

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

TRANSACTION SUMMARY

-------------------------------------------------------------------------------

                                                 Preview Travel
                                                 Stockholders/
                                                 public with
               Sabre with       [PIE CHART]      30%
               70%                               ownership
               ownership



          - Sabre to Contribute $50 Million in Cash for Operations

          - Unique AOL Portal Contract

          - Extended Yahoo! Contract and Yahoo! Investment

          - Closing Expected 1st Q 2000

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

CORPORATE GOVERNANCE

-------------------------------------------------------------------------------

          - Management

            - Terry Jones, CEO

          - Board Structure

            - Don Carty, Chairman

            - Jim Hornthal, Vice-Chairman

            - Nine members, at least two independent

          - Business Location

            - Headquarters in DFW

            - Significant operating presence in San Francisco

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

                        Industry and Business Overview


              [TRAVELOCITY.COM LOGO]        [PREVIEW TRAVEL LOGO]

--------------------------------------------------------------------------------



                                    [PHOTO]



--------------------------------------------------------------------------------

                           U.S. On-Line Retail Growth

--------------------------------------------------------------------------------


/ #1 Shopped Category On Web /



                [Graph illustrates growth of on-line retailing
                in the areas of travel, electronics, software,
                 books and music and identifies travel as the
                             #1 shopped category]





[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

     Fragmented Industry with
     No Clear Leader


              [TRAVELOCITY.COM LOGO]         [PREVIEW TRAVEL LOGO]

                                             [LOWESTFARE.COM LOGO]

              [PRICELINE.COM LOGO]           [BIZTRAVEL.COM LOGO]

[CHEAP TICKETS INC. LOGO]       [TRIP.COM LOGO]         [MICROSOFT EXPEDIA LOGO]

Until Today!


                              [CIRCULAR GRAPHICS]

              [TRAVELOCITY.COM LOGO]         [PREVIEW TRAVEL LOGO]

                              [CIRCULAR GRAPHICS]

Travelocity.com's
Impressive Statistics

--------------------------------------------------------------------------------

- Over 8 Million Members

- 4 Million Unique Visitors, July 1999

- $285 Million Travel Sales in 1998

- $301 Million in First Half 1999

- $20 Million Last Week!

- Partners     [YAHOO! LOGO]         [NETSCAPE NETCENTER LOGO]

               [GO NETWORK LOGO]     [@ HOME LOGO]


[TRAVELOCITY.COM LOGO]

Preview Travel's
Impressive Statistics

-------------------------------------------------------------------------------

- Over 9 Million Members
- Over 5 Million Unique Visitors, July 1999
- $200 Million Travel Sales in 1998
- $167 Million in First Half 1999
- Partners


[AMERICA ONLINE LOGO]   [EXCITE LOGO]   [LYCOS LOGO]

   [USA TODAY LOGO]             [SNAP LOGO]


[PREVIEW TRAVEL LOGO]

A Superior Online Travel Site Has

-------------------------------------------------------------------------------

                         Leading Transaction Capability
                            Superior Travel Content
                      Long-standing Supplier Relationships
                            Robust Customer Database
                        Broad Reach and Brand Awareness
                          Deep Technological Resources
                           Superior Customer Service
                        Significant Advertising Strength
                             Strong Management Team

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

Integrated Solution

-------------------------------------------------------------------------------

                         Leading Transaction Capability    [T]
                            Superior Travel Content        [P]
                      Long-standing Supplier Relationships [T]
                            Robust Customer Database       [B]
                        Broad Reach and Brand Awareness    [B]
                          Deep Technological Resources     [T]
                           Superior Customer Service       [P]
                        Significant Advertising Strength   [P]
                             Strong Management Team        [B]

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

           [T] TRAVELOCITY.COM      [P] PREVIEW TRAVEL      [B] Both

Profile of the New Travelocity.com

-------------------------------------------------------------------------------

#1 in members
17 million                   #1 in visitors          3rd largest
     registered              8 million                 e-commerce site
                               unique visitors/month

#1 in travel sales
$1  billion                            #1 in media sales
     annually                          $8.7 million
                                            first half of 1999

#1 in
broadband content
                                       superior customer service
                                       3 centers
            top 10                          San Francisco,
                US travel agent             Sacramento,
                                            San Antonio

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

3rd Largest E-commerce Site

-------------------------------------------------------------------------------

Unique Visitors, July 1999
(MM)

Amazon                                 11.5
Ebay                                    8.7
New Travelocity.com*                    7.9
Barnes & Noble                          4.8
Expedia                                 4.2
CDNow                                   3.9
CNET                                    3.9
Priceline.com                           2.7


Media Metrics July 1999

* Combined Preview Travel (with AOL) and Travelocity.com-net of duplication

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

CUSTOMER BENEFITS
-------------------------------------------------------------------------------

- Travelocity Customers will Benefit from Preview Travel's Unequalled Content


      DESTINATION INFORMATION              VACATION & CRUISE BOOKING SYSTEM


- Preview Travel Customers will Benefit from Travelocity's Superior Transaction System Powered by Sabre


        BEST FARE FINDER                    20,000 MORE HOTELS THAN TODAY

[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

SUPPLIER/ADVERTISER BENEFITS
--------------------------------------------------------------------------------


- Access to 18-20 Million Net Savvy Travelers

    -  Email Campaigns

    -  Interstitials

    -  Sponsorships

    -  Newsletters

    -  Focused Transaction Systems

- The Leading Outlet in this New, Low Cost Distribution Channel

[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
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                                                                             20

COMPREHENSIVE PORTAL RELATIONSHIPS
-------------------------------------------------------------------------------

[YAHOO! LOGO]                    [AMERICA                            [EXCITE LOGO]
                                  ONLINE LOGO]



[NETSCAPE
 NETCENTER LOGO]                 [AOL.COM LOGO]                      [GO NETWORK LOGO]



[@HOME LOGO]                     [COMPUSERVE LOGO]                   [USA
                                                                      TODAY LOGO]



             [LYCOS LOGO]                    [DIGITALCITY LOGO]

[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
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                                                                             21

UNIQUE AOL AGREEMENT
--------------------------------------------------------------------------------

- Five Year Term

   -  $200 million agreement

- Exclusive Reservations Engine Covering AOL, AOL.COM, Netscape, CompuServe, and Digital Cities

- Travelocity.com Receives a Percentage of Travel-Related Advertising Revenues, Including those Generated on the Travel channels within the AOL Properties


[COMPUSERVE LOGO]                     [DIGITALCITY LOGO]  [AMERICA
                                                           ONLINE
                                                           LOGO]

                                       [AOL.COM  LOGO]


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
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                                                                             22

YAHOO! AGREEMENT
-------------------------------------------------------------------------------

-  Extension of Existing Agreement

-  Small, but Strategically Important, Equity Investment from Yahoo!










                                                                  [YAHOO! LOGO]


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

         BENEFITS FOR PREVIEW TRAVEL
         STOCKHOLDERS
---------------------------------------------------------------------------

         - Clear Category Leadership

         - Substantial Scale

         - Turn-key International Presence

         - Broadband Synergies

         - Clear Technology Strength

         - Strong Management Team to Manage
           Future Growth


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

         GOING FORWARD

-------------------------------------------------------------------------------

         - Grow Our Leadership Position

         - Invest in Expanding the Brand

         - Continue to be the Technology Leader

         - Grow Revenue Through New Products, More
           Effective Database Marketing, and Media Sales

         - Nurture Customers Through Superior
           Customer Experience

         - Expand Global Presence


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

                      TRANSACTION DETAILS
                    AND FINANCIAL OVERVIEW


        [TRAVELOCITY.COM LOGO]        [PREVIEW TRAVEL LOGO]





                               [PHOTO]



[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

              TERMS OF AGREEMENT

          --------------------------------------------------------

              - Contribution of Existing Operations from Both
                Travelocity.com and Preview Travel to a New
                Operating Partnership

                - Sabre provides $50 million cash for operations

                - Travelocity.com has option to obtain an
                  additional $50 million at close in exchange for additional equity

              - Sabre Receives 70% Ownership

              - Preview Travel/Public Stockholders Receive 30%



[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

              TERMS OF AGREEMENT

          --------------------------------------------------------

              - Preview Travel/Public Stockholders will Hold
                Interest in Operating Partnership Through the
                Public Company - Travelocity.com

              - Travelocity.com will Trade on NASDAQ with
                47 Million Preferred and Common Shares
                Outstanding - One Vote per Share

                - Sabre will hold 33 million preferred shares
                  of Travelocity.com

                - Preview Travel/Public Stockholders will
                  hold 14 million common shares through
                  a one-for-one exchange

[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

              TERMS OF AGREEMENT

          ---------------------------------------------------------------------

              - Combination Results in $49 Million in Annual
                Goodwill Charges to Travelocity.com and $91
                Million in Annual Goodwill Charges to Sabre

                - To be amortized over 3 years

                - Annual EPS impact of $1.04 per share to
                  Travelocity.com and $0.70 per share to Sabre

              - Structure Developed to Preserve the Tax-free
                Spin-off Capability of Travelocity.com


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

TRANSACTION STRUCTURE

[Chart illustrating ownership structure]

[Sabre owns Travelocity Holding, which will have a 70% Vote in Travelocity.com (the Public Company). Preview Travel Stockholders will have a 30% Vote in Travelocity.com. Travelocity Holding and Travelocity.com will form
Travelocity LP (the Operating Company). Travelocity Holding will own 70% of Travelocity LP, and the Preview Travel Stockholders will own 30% of Travelocity LP.]

[Graph illustrates combined travel sales of Preview Travel and Travelocity.com]

QUARTERLY TRAVEL SALES
------------------------------------------------------------------------------
$MILLIONS

300
                                                           $259.8
250

200                                              $199.7
                                      $141.2
150                        $130.5

100             $99.4
     $75.3
 50

  0

     1Q98       2Q98       3Q98       4Q98       1Q99       2Q99

                / / PREVIEW TRAVEL      / /  TRAVELOCITY.COM

                                                         28% CQGR

[TRAVELOCITY.COM LOGO]

[PREVIEW TRAVEL LOGO]

[Graph illustrates combined quarterly revenue for Preview Travel and Travelocity]

QUARTERLY REVENUE PERFORMANCE
------------------------------------------------------------------------------
$THOUSANDS

$20,000                                            $19,278

$18,000

$16,000                                    $16,436

$14,000
                                  $13,564
$12,000

$10,000                  $10,729

$ 8,000         $8,415

$ 6,000  $6,561

$ 4,000

$ 2,000

$     0
         1Q98    2Q98     3Q98     4Q98     1Q99     2Q99

             / / Preview Travel   / / Travelocity


                                            25% CQGR


[LOGO]            PREVIEW TRAVEL    TRAVELOCITY
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

PRO FORMA FINANCIALS
------------------------------------------------------------------------------

                                               SECOND Q 1999

($ MILLIONS)         TRAVELOCITY    PREVIEW TRAVEL    COMBINED


REVENUE              $   11.3         $   8.0          $  19.3

GROSS MARGIN         $    5.0         $   4.9          $   9.9

OPERATING LOSS       $   (3.4)        $  (8.0)         $ (11.4)


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY     TRAVELOCITY.COM AND PREVIEW TRAVEL FINANCIALS ARE
                    ADJUSTED ON A PRO FORMA BASIS
[LOGO]
PREVIEW
TRAVEL
                                                                     33

POTENTIAL OPERATING SYNERGIES
------------------------------------------------------------------------------


-  REVENUE ENHANCEMENTS

     -  IMPROVED SEGMENT FEE ECONOMICS

     -  IMPROVED TRANSACTION EFFICIENCIES

          -  AIR/CAR/HOTEL FOR PREVIEW TRAVEL CUSTOMERS

          -  VACATIONS/CRUISES FOR TRAVELOCITY CUSTOMERS

     -  IMPROVED VALUE REALIZATION FROM MEDIA

          -  BETTER CPMS AND HIGHER SELL THROUGHS

          -  ENHANCED DATABASE MINING VALUE


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

POTENTIAL OPERATING SYNERGIES
------------------------------------------------------------------------------

-  MARGIN ENHANCEMENTS

     -  ECONOMIES OF SCALE IN CUSTOMER SERVICE

     -  ECONOMIES OF SCALE IN MEDIA SALES

-  EXPENSE SYNERGIES

     -  IMPROVED MARKETING EFFICIENCIES

     -  IMPROVED R&D EFFICIENCIES

     -  IMPROVED G&A EFFICIENCIES


[LOGO]
TRAVELOCITY.COM
A SABRE COMPANY

[LOGO]
PREVIEW
TRAVEL

                             [LOGO]
                         TRAVELOCITY.COM
                         A SABRE COMPANY


                      [END OF PRESENTATION]